                                                                   EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 6, 2000, by and between Juno Online Services, Inc., a Delaware corporation, with offices located at 1540 Broadway, 27th Floor, New York, New York 10036 (the "COMPANY"), and Westgate International, L.P., a Cayman Islands limited partnership with offices located at c/o HSBC Financial Services (Cayman) Limited, P.O. Box 1109, Mary Street, Grand Cayman, Cayman Islands, BWI (the "PURCHASER").

         WHEREAS:

         A. In connection with the Common Stock Investment Agreement by and between the Company and the Purchaser of even date herewith (the "INVESTMENT AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Investment Agreement, to issue and sell to the Purchaser certain shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), pursuant to an effective Registration Statement (as defined below);

         B. The Company has agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") in compliance with the 1933 Act (as defined below) and Rule 415 thereunder; and

         C. To induce the Purchaser to execute and deliver the Investment Agreement, the Company has agreed to provide certain rights with respect to the Registration Statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

     1. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         (a) "EFFECTIVE PERIOD" means the period beginning on a Drawdown Notice Start Date and ending 5 Trading Days following the later of (i) the final Purchase Day of the Purchase Period to which such Drawdown Notice Start Date relates, and (ii) the final Closing with respect to the Purchase Period to which such Drawdown Notice Start Date relates.

         (b) "HOLDER" means the Purchaser and any transferee or assignee thereof to whom the Purchaser assigns its rights under this Agreement in a transfer or assignment permitted in this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8 and any nondisclosure agreements reasonably requested by the Company regarding this Agreement.

         (c) "INSPECTORS" mean the attorneys, accountants and all other agents and Persons retained by or designated by the Purchaser (who may or may not be affiliated with the Purchaser) to assist with the Purchaser's initial and ongoing due diligence review of the Company and its businesses.

         (d) "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (e) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (f) "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

         (g) "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issued or issuable pursuant to the Investment Agreement; (ii) securities issued or issuable upon any stock split, reverse stock split, stock dividend, recapitalization, exchange or similar event or otherwise with respect to such shares of Common Stock; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses; in each case regardless of any limitation on the Purchaser's right or obligation to purchase the maximum number of shares of Common Stock provided for under the Investment Agreement.

         (h) "REGISTRATION STATEMENT" shall mean a registration statement to be filed by the Company with the SEC pursuant to Rule 415 under the 1933 Act on Form S-3 (or if such form is not then available to the Company, on Form S-1 or Form S-2) under the 1933 Act covering the sale of the Registrable Securities.

         (i) Capitalized terms used but not defined herein shall have the meanings specified in the Investment Agreement.


     2. REGISTRATION.

         (a) MANDATORY REGISTRATION. The Company represents, warrants and covenants to the Purchaser that it will file a Registration Statement on Form S-3 with the SEC in compliance with the 1933 Act covering the sale by the Purchaser of the Registrable Securities, no later than 45 days following the date of this Agreement; PROVIDED, however, that the Company may delay the filing of the Registration Statement for not longer than 30 days following such 45th day if the Company's Board of Directors determines that it is in the best interests of the Company to do so, and the Company promptly notifies the Purchaser of such determination. Notwithstanding the immediately preceding sentence, any such delay shall not affect or extend (i) the number of days in which the Company has agreed under the Investment Agreement to use its best efforts to cause the Registration Statement to become effective or (ii) the Purchaser's right to terminate the Investment Agreement pursuant to Section 8 thereof. Notwithstanding anything herein to the contrary, the Company shall not be required on any single Registration Statement to register more than 3,000,000 shares of Common Stock (or, if less, the greatest number of shares of Common Stock that the Company is then permitted to register pursuant to the 1933 Act and the rules and regulations promulgated thereunder).

         (b) COUNSEL. In connection with any offering of the Registrable Securities pursuant to the Registration Statement, the Holders shall have the right to select Kleinberg, Kaplan, Wolff & Cohen, P.C. or such other legal counsel as is reasonably satisfactory to the Company to administer their interest in the offering. The Company agrees to fully cooperate with the reasonable requests of such counsel.

     3. RELATED OBLIGATIONS.

         At all times that the Company is obligated to maintain the Registration Statement effective, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the Purchaser's stated method of disposition thereof (as identified to the Company by the Purchaser in writing) and, pursuant thereto, the Company shall have the following obligations:

         (a) The Company shall (except as contemplated by Section 3(d) below) keep the Registration Statement (covering all Registrable Securities registered thereon) effective pursuant to Rule 415 and the prospectus current and deliverable at all times during each Effective Period (the Effective Periods being referred to collectively, as the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (b) The Company shall (except as contemplated by Section 3(d) below) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement (on Form S-3 under the 1933 Act, or if such form is not then available to the Company, on Form S-1 or Form S-2 under the 1933 Act) and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of as set forth in such Registration Statement.

         (c) The Company shall furnish to the Purchaser and its legal counsel without charge promptly after the same is prepared and filed with the SEC such number of copies as the

Purchaser may reasonably request of such Registration Statement and any amendments and supplements thereto, including financial statements and schedules, and the prospectus included in such Registration Statement (including each prospectus supplement) and, with regard to such Registration Statements, shall furnish to the Purchaser any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives and copies of any final prospectus and supplements thereto.

         (d) The Company shall notify (subject to Section 3(i)(ii)) the Purchaser by telephone and in writing that the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, immediately after becoming aware of the existence of such circumstances. The Purchaser shall immediately cease making any additional offers or sales of Shares purchased from the Company pursuant to the Investment Agreement upon the Purchaser's receipt of such notification from the Company. Thereafter, the Company shall either:

         (A) promptly prepare a supplement or amendment to such Registration Statement (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Purchaser (or such other number of copies as the Purchaser may reasonably request),

         (B) immediately notify the Purchaser in writing and by telephone that the Company does not intend to prepare such a supplement or amendment to the Registration Statement at the current time due to the existence of pending strategic negotiations (such notice being referred to herein as a "SUSPENSION NOTICE"). Upon the Company's delivery of a Suspension Notice to the Purchaser, the Company's rights and obligations to sell Shares to the Purchaser and the Purchaser's obligation to buy Shares from the Company shall each be suspended until such time as (i) the Company files a supplement or amendment to the Registration Statement in accordance with clause (A) above, or (ii) the filing of such supplement or amendment is no longer necessary to render the Registration Statement and prospectus current and deliverable (the period beginning upon the delivery of a Suspension Notice and ending upon the satisfaction of clause (i) or (ii) above being a "SUSPENSION PERIOD"), or

         (C) immediately notify the Purchaser in writing and by telephone that the Company does not intend to prepare such a supplement or amendment to the Registration Statement at the current time for any reason other than as stated in clause (B) above (such notice being referred to herein as a "NON-

             EFFECTIVENESS NOTICE"). Upon delivery of a Non-Effectiveness Notice to the Purchaser, the Company's rights and obligations to sell Shares to the Purchaser and the Purchaser's obligation to buy Shares from the Company shall each be suspended until such time as the Company satisfies either clause B(i) or B(ii) above (the period beginning upon the delivery of a Non-Effectiveness Notice and ending upon the satisfaction of clause B(i) or B(ii) above being a "NON-EFFECTIVENESS PERIOD").

         If a Suspension Notice or a Non-Effectiveness Notice is delivered by the Company to the Purchaser during an existing Purchase Period, that Purchase Period shall immediately terminate. The Company's obligation to deliver to the Purchaser any Shares previously purchased by the Purchaser pursuant to the Investment Agreement with respect to which there has not been a Closing shall not be affected or relieved in any way as a result of this Section 3(d).

         (e) The Company shall immediately notify (subject to Section 3(i)(ii) below) the Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchaser by facsimile on the same day of such effectiveness and by overnight mail), and (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information.

         (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, use its best efforts to promptly obtain the withdrawal of such order or suspension and to immediately notify (subject to Section 3(i)(ii) below) the Purchaser by telephone and in writing of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (g) Subject to Section 3(i)(ii) below, the Company shall permit the Purchaser and/or Purchaser's counsel, to review and comment upon the Registration Statement and all amendments and prospectus supplements thereto for a reasonable period of time prior to their filing with the SEC, and not file any of the preceding documents in a form to which such counsel reasonably objects or containing any disclosure information to which such counsel objects in good faith.

         (h) Subject to Section 3(i)(ii) below, the Company shall make available for inspection by the Purchaser and its Inspectors all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which the Purchaser or Inspector may reasonably request. The Purchaser agrees (to the extent it has approved receipt of nonpublic information pursuant to Section 3(i)(ii) below or has received nonpublic information from its Inspectors) to keep confidential (and to cause its Inspectors and counsel to keep confidential) all nonpublic information and Records received directly from the Company or through the Purchaser's Inspectors or counsel which the Company determines to be confidential, and of which determination the Purchaser and Inspectors are so notified, unless: (A) the release of such information is sought pursuant to a legal process, including without limitation, subpoena, interrogatory, request for documents or information, civil investigative demand, deposition or similar process, or a court of competent jurisdiction or by a governmental, quasi-governmental, regulatory or administrative entity, PROVIDED that the Purchaser shall immediately notify the Company of the existence, terms and circumstances of such request, and the Purchaser shall reasonably cooperate with the Company in attempting to (x) prevent or limit such disclosure and (y) obtain confidential treatment of any information required to be disclosed, or (B) such information has been made generally available to the public other than by disclosure in violation of the Purchaser's obligations under the Transaction Documents or any other agreement or otherwise. The Purchaser agrees that it shall, upon learning that disclosure of such information concerning the Company is sought in or by a court or governmental body of competent jurisdiction or through other means pursuant to clause (A) above, give prompt written notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (i) DUE DILIGENCE REVIEW.

               (i) Subject to Section 3(i)(ii) below, the Company shall make available, during normal business hours, for inspection and review by the Purchaser and its Inspectors, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as the Purchaser may request for the purpose of such review in its good faith belief that such items are necessary for such review, and cause the Company's officers, directors and employees to promptly supply all such information requested by the Purchaser or its Inspectors in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchaser and its Inspectors and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                   (ii) Notwithstanding any other provision of any of the Transaction Documents, the Company shall not disclose nonpublic information to the Purchaser or its Inspectors unless prior to disclosure of such information the Company identifies such information as being nonpublic information (without conveying the substance of such nonpublic information) and provides the Purchaser and its Inspectors with the opportunity to accept or refuse to accept such nonpublic information for review. If the Purchaser accepts such nonpublic information, the Company will provide such information only to the Inspector designated by the Purchaser. Nothing in the Transaction Documents shall entitle the Company to withhold nonpublic information accepted pursuant to this Section 3(i)(ii).

                   (iii) Subject to Section 3(i)(ii) above, the Company will immediately notify the Inspectors of any event or the existence of any circumstance of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence or otherwise by any such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. In no event shall the Purchaser's Inspectors receiving nonpublic information pursuant to Section 3(i)(ii) above disclose to the Purchaser the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Purchaser prior to disclosure of such information. The Purchaser's Inspectors shall make complete disclosure to the Purchaser's independent counsel of all events or circumstances constituting nonpublic information discovered by such Inspectors in the course of their due diligence upon which such Inspectors form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Purchaser's independent counsel shall consult with the Company's independent counsel (who, for all purposes of this Agreement, must be either Brobeck, Phleger & Harrison LLP or another independent law firm with substantial experience in underwritten offerings which is reasonably acceptable to the Purchaser) in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto.

         (j) Without limiting the Company's obligations under the Investment Agreement, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and Registrable in such names of the Persons as the Holders may request.

         (k) If requested by Holders holding 50% or more of all outstanding Registrable Securities then held by Holders, the Company shall (i) as soon as practical incorporate in a prospectus supplement or post-effective amendment such information as such Holders reasonably determine should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

         (l) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other federal and state governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

         (m) The Company shall make generally available to its security holders as soon as practical, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

         (n) The Company shall comply with all applicable rules and regulations of the SEC and any other regulatory authorities of competent jurisdiction in connection with any registration hereunder.

         (o) Immediately after the Registration Statement is declared effective the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

         (p) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless and except to the extent that (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is sought pursuant to a legal process, including without limitation, subpoena, interrogatory, request for documents or information, civil investigative demand, deposition or similar process, or a court of competent jurisdiction or by a governmental, quasi-governmental, regulatory or administrative entity, PROVIDED that the Company shall immediately notify such Holder of the existence, terms and circumstances of such request, and the Company shall reasonably cooperate with such Holder in attempting to (a) prevent or limit such disclosure and (b) obtain confidential treatment of any information required to be disclosed, or (iv) such information has been made generally available to the public other than by disclosure in violation of the Company's obligations under the Transaction Documents or any other agreement or otherwise. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means pursuant to (iii) above, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (q) The Company shall engage a transfer agent and registrar for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

     4. OBLIGATIONS OF THE HOLDERS.

         (a) Each Holder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Sections 3(d) and (f), such Holder will immediately discontinue (i) the disposition of Registrable Securities pursuant to any prospectus in the Registration Statement(s) covering such Registrable Securities and (ii) the purchase of Shares from the Company, with regard to both clauses (i) and (ii) above, until such Holder's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 3(d) above.

         (b) The Purchaser and each other Holder shall cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser or Holder and the proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities. The Purchaser hereby consents to be named as an underwriter in the Registration Statement. The Purchaser acknowledges that in accordance with current SEC policy, the Purchaser will be named as the underwriter of the Registrable Securities in the Registration Statement.

         (c) The Purchaser agrees to prepare and provide to the Company in writing a plan of distribution section for inclusion in the Registration Statement, and not to distribute any Shares purchased from the Company pursuant to the Investment Agreement other than in accordance with such plan of distribution. The Company agrees to include the Purchaser's plan of distribution in the Registration Statement.

     5. EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers, and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and disbursements of counsel for the Holders (such fees and disbursements of counsel for the Holders to be subject to the limitations contained in the Investment Agreement) shall be paid by the Company.

     6. INDEMNIFICATION.

         (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, partners, employees, members, agents, representatives of, and each Person, if any, who controls, any Holder within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), from and against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees and disbursements, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"), or (iv) enforcement of this indemnification. The Company shall reimburse the Holders and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for inclusion in the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the current prospectus made available by the Company or (b) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 8.

         (b) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees, severally and not jointly, to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for inclusion in such Registration Statement; and, subject to Section 6(c), such Holder will reimburse the reasonably incurred legal expenses of one counsel or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such

Holder, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities under such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 8. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement or threat of commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice thereof, and the indemnifying party shall have the right to participate in, and, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses thereof to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Purchaser, if the Holders are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

         (e) The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law or otherwise, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law or otherwise; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and
(iii) contribution by any Holder shall be limited in amount to the net amount of proceeds received by such Holder from the sale of such Registrable Securities under such Registration Statement.

         8. ASSIGNMENT OF REGISTRATION RIGHTS.

         Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties, including any Permitted Assignee (as defined below). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, including by merger or consolidation. The Purchaser may assign some or all of its rights hereunder to an Affiliate of the Purchaser, without the consent of the Company, and to others, with the written consent of the Company (in each case, a "PERMITTED ASSIGNEE"); provided, however, that each such assignee shall be required to confirm in writing its agreement to be bound by the terms of this Agreement, and provided further, that any such assignment shall not release the Purchaser from its obligations hereunder unless such obligations are assumed by such assignee. Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchaser shall be entitled to pledge the Shares in connection with a bona fide margin account.

     9. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders holding 50% or more of all outstanding Registrable Securities then held by Holders. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder and the Company.

     10. MISCELLANEOUS.

         (a) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement (which must be given subject to Section 3(h)(ii)) must be in writing, must be delivered by (i) a nationally recognized delivery service, mail or hand delivery OR (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

              If to the Company:

                       Juno Online Services, Inc.
                       1540 Broadway, 27th Floor
                       New York, New York 10036
                       Telephone:       212-597-9000
                       Facsimile:       212-597-9200
                       Attention:       Mr. Charles Ardai
                                        President and Chief Executive Officer
                       E-Mail:          westgate-equity-line@staff.juno.com

                       WITH A COPY TO:

                       Brobeck Phleger & Harrison LLP
                       1633 Broadway, 47th Floor
                       New York, New York 10019
                       Telephone:       212-581-1600
                       Facsimile:       212-586-7878
                       Attention:       Brian B. Margolis, Esq.
                       E-Mail:          bmargolis@brobeck.com

                       If to the Purchaser:

                       Westgate International, L.P.
                       c/o Elliott International Capital Advisors, Inc. 712 Fifth Avenue
                       New York, New York  10019
                       Telephone:       212-506-2999
                       Facsimile:       212-586-9467
                       Attention:       Mr. Brett Cohen
                       E-Mail:          BCOHEN@ELLIOTT-ASSOC.COM

                       WITH A COPY TO:

                       Kleinberg, Kaplan, Wolff & Cohen, P.C.
                       551 Fifth Avenue
                       New York, New York 10176
                       Telephone:       212-986-6000
                       Facsimile:       212-986-8866
                       Attention:       Stephen M. Schultz
                       E-Mail:          sschultz@kkwc.com

         Each party shall provide five (5) days prior written notice to the other party in accordance with this Section 10 of any change in its address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i) or (ii) above, respectively.

         (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (c) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK, CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION.

         (d) EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR SUIT REFERRED TO IN SECTION 10(c)

ABOVE.
         (e) This Agreement, the Investment Agreement and the documents contemplated hereby and thereby constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Investment Agreement and the documents contemplated hereby and thereby supersede all prior agreements and understandings (whether written or oral) between the parties hereto with respect to the subject matter hereof and thereof.

         (f) Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

         (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) All consents and other determinations to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding 50% or more of all outstanding Registrable Securities then held by Holders.

         (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.



COMPANY:                                       PURCHASER:

JUNO ONLINE SERVICES, INC.                     WESTGATE INTERNATIONAL, L.P.
                                               By:     Elliott  International
                                                       Capital Advisors,  Inc.,
                                                       as attorney-in-fact



By: /s/ CHARLES ARDAI                          By: /s/ PAUL SINGER
   --------------------------------                  --------------------------
Name: Charles Ardai                            Name: Paul E. Singer
Title: President and Chief Executive Officer   Title: President

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT



Westgate International, L.P.
c/o Elliott International Capital Advisors, Inc.
712 Fifth Avenue
New York, New York  10019

Attn:  Mr. Brett Cohen

                  RE:  JUNO ONLINE SERVICES, INC.

Ladies and Gentlemen:

         We are counsel to Juno Online Services, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Common Stock Investment Agreement (the "INVESTMENT AGREEMENT") dated September __, 2000 entered into by and among the Company and Westgate International, L.P. (the "PURCHASER") pursuant to which the Company may, from time to time, issue to the Purchaser shares (the "SHARES") of the Company's common stock, par value $0.01 per share. On ____________ ___, 2000, the Company filed a Registration Statement on Form S-3 (File No. ___-______) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Shares.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge as of the date hereof, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Shares are available for issuance and sale under the 1933 Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     [LAW FIRM]



                                                     By:  _____________________


cc:      Kleinberg, Kaplan, Wolff & Cohen, P.C.